UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934







Date of Report (Date of earliest event reported)  OCTOBER 6, 2006
                                                 _______________________________

                              DHB INDUSTRIES, INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



           DELAWARE                   001-13112                  11-3129361
________________________________________________________________________________
 (State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


2102 SW 2nd Street, Pompano Beach, Florida                          33069
________________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:     (954) 630-0900
                                                    ____________________________



                                 NOT APPLICABLE
________________________________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement  communications pursuant to Rule13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The information required by this item is included in Item 3.03.

ITEM 3.03 - MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         On October 6, 2006, the Board of Directors of DHB Industries, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"). The dividend distribution is payable on October 10, 2006 (the "Record Date") to the stockholders of record at the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $0.001 per share (the "Preferred Stock") of the Company at a price of $15.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of October 6, 2006, as the same may be amended from time to time (the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent").

         Until the earlier to occur of (i) the close of business on the tenth business day following the date of public announcement or the date on which the Company first has notice or determines that a person or group of affiliated or associated persons (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company, or certain "grandfathered persons" described below) (an "Acquiring Person") has acquired, or obtained the right to acquire, 15% or more of the outstanding shares of voting stock of the Company without the prior written consent of the Company executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the members of the Board of Directors then in office (the "Stock Acquisition Date") or (ii) the close of business on the tenth business day (or such later date as may be determined by action of the Board of Directors but not later than the Stock Acquisition Date) following the commencement of a tender offer or exchange offer, without the prior written consent of the Company, by a person (other than the Company, any subsidiary of the Company or an employee benefit plan of the Company) which, upon consummation, would result in such party's control of 15% or more of the Company's voting stock (the earlier of the dates in clause (i) or (ii) above being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificates. For purposes of the Rights Agreement, a "grandfathered person" is a person who, as of the close of business on October 10, 2006, together with all affiliates and associates, was the beneficial owner of more than 15% of the outstanding shares of voting stock of the Company; provided, that such person together with all affiliates and associates does not increase its or their percentage ownership of the outstanding shares of voting stock of the Company by more than one (1) percentage point without the prior written consent of the Company.

         The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Company's Common Stock. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates

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evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate certificates alone will then evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire, if not previously exercised, on October 10, 2016 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company.

         The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

         The number of outstanding Rights and the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

         Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable and will be junior to any other series of preferred stock the Company may issue (unless otherwise provided in the terms of such stock). Each share of Preferred Stock will have a preferential dividend in an amount equal to 1,000 times any dividend declared on each share of Common Stock. In the event of liquidation, the holders of the Preferred Stock will receive a preferred liquidation payment of equal to the greater of $1,000 and 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount and type of consideration received per share of Common Stock. The rights of the Preferred Stock as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions.

         Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

         If any person or group (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company or certain grandfathered persons) acquires 15% or more of the Company's outstanding voting stock without the prior written consent of the Board of Directors, each Right, except those held by such persons, would entitle each holder of a Right to acquire such number of shares of the Company's Common Stock as shall equal the result obtained by multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by 50% of the then current per share market price of Company Common Stock.

         If any person or group (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company or certain grandfathered persons) acquires more than 15% but less than 50% of the outstanding Company

                                       3

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Common Stock  without  prior  written  consent of the Board of  Directors,  each
Right, except those held by such persons, may be exchanged by the Board of Directors for one-half of a share of Company Common Stock. The exercise of the Rights is also subject to suspension under certain circumstances to enable the Company to register the shares being issued upon exercise under the Securities Act of 1933, as amended. The Company is not currently able to file a registration statement as it is not in compliance with its periodic filing requirements under Securities and Exchange Commission rules and regulations.

         If the Company were acquired in a merger or other business combination transaction where the Company is not the surviving corporation or where Company Common Stock is exchanged or changed or 50% or more of the Company's assets or earnings power is sold in one or several transactions without the prior written consent of the Board of Directors, each Right would entitle the holders thereof (except for the Acquiring Person) to receive such number of shares of the acquiring company's common stock as shall be equal to the result obtained by multiplying the then current Purchase Price by the number one one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by 50% of the then current market price per share of the common stock of the acquiring company on the date of such merger or other business combination transaction.

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

         At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including, but not limited to, an amendment to lower certain thresholds described above to not less than the greater of (i) any percentage greater than the largest percentage of the voting power of all securities of the Company then known to the Company to be beneficially owned by any person or group of affiliated or associated persons (other than an excepted person) and (ii) 10%, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

         A committee of independent directors will review the Rights Agreement at least every three years and, if a majority of the members of the committee deems it appropriate, may recommend a modification or termination of the Rights Agreement.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the form of Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL
            YEAR

         Effective October 12, 2006, the Company filed a Certificate of Designation, Preferences and Rights of Series B Junior Participating Preferred Stock with the Secretary of State of the State of Delaware. The Company's Board of Directors authorized the filing of this certificate at a meeting of the Board of Directors pursuant to the designation and reservation of 70,000 shares of the Company's preferred stock as Series B Junior Participating Preferred Stock in connection with the Rights Agreement, dated as of October 6, 2006 between the Company and American Stock Transfer & Trust Company. See description set out under "Item 3.03 Material Modification to Rights of Security Holders" for a more complete description of the rights and preferences of the Series B Junior Participating Preferred Stock, a copy of which is attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

         On October 6, 2006, the Company's Board of Directors adopted certain amendments to the Bylaws of the Company. Article II, Section 2.1 of the Bylaws previously provided that the number of directors which constitute the entire Board of Directors would be such number as the Board of Directors may determine from time to time, and that until changed by action of the Board of Directors, the number of directors constituting the entire Board of Directors shall be three (3). This section of the Bylaws was amended to fix the size of the Board at a minimum of three and a maximum of nine directors, with the authorized number of directors initially set at five, and with the Board of Directors having the sole power and authority to increase or decrease the number of directors acting by an affirmative vote of at least a majority of the total number of authorized directors most recently fixed by the Board of Directors.

         The Bylaws also used to provide, in Article IV, Section 4.3, that any vacancy on the Board of Directors, or newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority of the directors then in office, though less than a quorum, or by the stockholders, but that section was amended to provide that a vacancy on the Board of Directors, including a vacancy created by an increase in the authorized number of directors, may be filled only by an affirmative vote of at least a majority of the remaining directors then in office, even if less than a quorum, or by the sole remaining director.

         Under the previous Article I, Section 1.2 of the Bylaws, special meetings of stockholders could be called by the President, the Board of Directors, the Chairman of the Board, a majority of the Board of Directors or at the request in writing by one or more holders in the aggregate entitled to cast not less than a record majority of the outstanding stock of all classes entitled to vote at such meeting under the Bylaws prior to amendment. That section of the amended Bylaws now requires that special meetings of stockholders be called only by the Board of Directors acting by a majority of the then authorized number of directors, or by the Chairman of the Board or Co-Chairman of the Board and that the business permitted to be conducted at any such special meeting be limited to that brought before the meeting by or at the direction of the Board of Directors or Chairman of the Board. Pursuant to the amendments, stockholders of the Company are not permitted to call a special meeting or to require that the Board of Directors or Chairman of the Board or Co-Chairman of the Board call a special meeting of stockholders.

         Prior to amendment, Article I, Section 1.1 of the Bylaws provided that stockholders may bring business before an annual meeting, subject to certain submission requirements. The amendment to this section of the Bylaws refined this concept, continuing to allow but limit, subject to the rights of the holders of any series of Preferred Stock established pursuant to the provisions of the Certificate of Incorporation, stockholder director nominees and business proposals that may be brought before an annual meeting of stockholders to those that are received timely by the Company in proper written form. Pursuant to the

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amendments,  to be timely, a stockholder's notice must be delivered to or mailed and received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. Section 1.1 of the amended Bylaws sets forth the following requirements for a stockholder's notice to the Secretary to be in proper written form:

                  (i) the name and address of the stockholder who intends to make the nominations or propose the business as they appear on the Company's books and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

                  (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

                  (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

                  (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed, by the Board of Directors, and such other information about the nominee as the Board of Directors deems appropriate, including, without limitation, the nominee's age, business and residence addresses, principal occupation and the class and number of shares of Common Stock beneficially owned by the nominee, or such other information about the business to be proposed and about the stockholder making such business proposal before the annual meeting as the Board of Directors deems appropriate, including, without limitation, the class and number of shares of Common Stock beneficially owned by such stockholder; and

                  (v) if applicable, the consent of each nominee to serve as director of the Company if so elected.

Under the amended Bylaws, the chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

         Section 2.4 of the Bylaws was also amended to provide for a shorter notice period for a special meeting of the Board of Directors and to allow notice to be given by telephone, e-mail, facsimile or other electronic means. The Bylaws had provided that notice of a special meeting of the Board of Directors would be given by mail at least five days before the meeting, or by telegram, cable, radiogram, or personal service at least two days before the meeting. As amended, the Bylaws now provide for 72 hour notice by mail or 24 hour notice by the means set forth above.

         The descriptions contained herein of the amendments to the Bylaws are qualified in their entirety by reference to the full text of the amendments, which are attached as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.

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ITEM 8.01         OTHER EVENTS.

         On October10, 2006, the Company issued a press release announcing the declaration of the dividend of Rights and the adoption of the Rights Agreement. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.     DESCRIPTION OF EXHIBIT

        3.1 Certificate of Designation, Preferences and Rights of Series B Junior Participating Preferred Stock

        3.2     Amendments to the Bylaws of DHB Industries, Inc.

        4.1 Form of Rights Agreement, dated as of October 6, 2006 between DHB Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent, which includes the form of Certificate of Designation, setting forth the terms of the Series B Junior Participating Preferred Stock, par value $0.001 per share, as Exhibit A, the form of Right Certificate, as Exhibit B, and the Summary of Preferred Stock Purchase Rights, as Exhibit C.

        99.1    Press release dated October 10, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DHB INDUSTRIES, INC.


Date:        October 12, 2006                    /s/ LAWRENCE E. YOUNG
                                           _____________________________________
                                           Name:     Lawrence E. Young
                                           Title:    Chief Financial Officer



                                       8



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                                EXHIBIT INDEX


___________________ __________________________________________________________
EXHIBIT NO.               DESCRIPTION OF EXHIBIT

___________________ __________________________________________________________
        3.1 Certificate of Designation, Preferences and Rights of Series B Junior Participating Preferred Stock

___________________ __________________________________________________________
        3.2               Amendments to the Bylaws of DHB Industries, Inc.
___________________ __________________________________________________________
        4.1 Form of Rights Agreement, dated as of October 6, 2006 between DHB Industries, Inc. and American Stock Transfer & Trust Company, as Rights Agent, which includes the form of Certificate of Designation, setting forth the terms of the Series B Junior Participating Preferred Stock, par value $0.001 per share, as Exhibit A, the form of Right Certificate, as Exhibit B, and the Summary of Preferred Stock Purchase Rights, as Exhibit C.

___________________ __________________________________________________________
        99.1              Press release dated October 10, 2006.

___________________ __________________________________________________________